SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐  Preliminary Proxy Statement
☐  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Ultralife Corporation
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 07, 2011

ULTRALIFE CORPORATION - NEWARK, NEW YORK
ULTRALIFE CORPORATION
2000 Technology Parkway
Newark, NY 14513

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 12, 2011
Date: June 07, 2011   Time: 10:30 AM EST

Location:	Corporate Offices 2000 Technology Parkway Newark, NY 14513
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report         2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow à  XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à  XXXX XXXX XXXX   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

                         Voting items
The Board of Directors recommends you vote
FOR the following:
1.	Election of Directors Nominees

01	Steven M. Anderson	02	Patricia C. Barron	03	James A. Croce	04	Michael D. Popielec	05	Thomas L. Saeli
06	Robert W. Shaw II	07	Ranjit C. Singh	08	Bradford T. Whitmore
The Board of Directors recommends you vote FOR the following proposal:
2.	To approve an advisory resolution on executive compensation.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
3.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.
The Board of Directors recommends you vote FOR proposals 4. and 5.
4.	To approve an amendment to our Amended and Restated 2004 Long-Term Incentive Plan, including an increase in the number of authorized shares under the plan and an amendment to the annual limitation set forth in the plan.
5.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.
NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments thereof.